CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY - USD ($) $ in Thousands	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]	Total
Balance at opening at Dec. 31, 2023	$ 5,470	$ 51,842	$ 114,871	$ (11,428)	$ (16,748)	$ 144,007
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	10,999	0	0	10,999
Other comprehensive income, net	0	0	0	944	0	944
Cash dividends	0	0	(4,177)	0	0	(4,177)
Common stock issued to ESOP	21	479	0	0	0	500
Shares acquired for treasury	0	0	0	0	(1,945)	(1,945)
Balance at closing at Dec. 31, 2024	5,491	52,321	121,693	(10,484)	(18,693)	150,328
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	15,601	0	0	15,601
Other comprehensive income, net	0	0	0	8,615	0	8,615
Cash dividends	0	0	(4,287)	0	0	(4,287)
Common stock issued to ESOP						0
Balance at closing at Dec. 31, 2025	$ 5,491	$ 52,321	$ 133,007	$ (1,869)	$ (18,693)	$ 170,257